UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 25, 2008

IONA Technologies PLC

(Exact Name of Registrant as Specified in Its Charter)
Ireland

(State or Other Jurisdiction of Incorporation)

000-29154	NA

(Commission File Number)	(IRS Employer Identification No.)

The IONA Building, Shelbourne Road, Ballsbridge, Dublin 4, Ireland	NA

(Address of Principal Executive Offices)	(Zip Code)
353 1 637 2000 or (781) 902-8000

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-2.1 Implementation Agreement, dated as of June 25, 2008
EX-10.1 Expenses Reimbursement and Non-Solicitation Agreement between SPK Acquisitions Limited and IONA Technologies PLC
EX-10.2 Deed of Limited Guaranty and Indemnity from Progress Software Corporation, dated as of June 25, 2008
EX-99.1 Form of Voting Undertaking from the Board of Directors of IONA Technologies PLC
EX-99.2 Voting Undertaking from SPK Acquisitions Limited and Progress Software Corporation, dated as of June 25, 2008
EX-99.3 Rule 2.5 Announcement, dated as of June 25, 2008
EX-99.4 Press Release issued by IONA Technologies PLC and Progress Software Corporation on June 25, 2008

ITEM 1.01. Entry into a Material Definitive Agreement.
On June 25, 2008, IONA Technologies PLC, a public limited company incorporated under Irish company law (the “Company”), announced that the Company and Progress Software Corporation, a Massachusetts corporation (“Progress Software”), had reached agreement on the terms of a recommended acquisition for cash of the entire issued and to be issued share capital of the Company, whereby SPK Acquisitions Limited, a private limited company incorporated under Irish company law and wholly-owned subsidiary of Progress Software (“SPK”), will acquire all of the issued and to be issued share capital of the Company not already owned by Progress Software or its subsidiaries for cash (the “Scheme”) by means of a scheme of arrangement under Section 201 of the Irish Companies Act 1963 (the “Companies Act”) (the proposed acquisition by SPK of the Company is referred to as the “Acquisition”). The Company and Progress Software issued a Rule 2.5 Announcement as required under Irish law (the “Rule 2.5 Announcement”) and the Company and Progress Software issued a joint press release announcing that the Company and Progress Software have reached agreement on the terms of a recommended Acquisition pursuant to a scheme of arrangement under the Companies Act.
Implementation Agreement
In connection with the Scheme, the Company, SPK and Progress Software entered into an Implementation Agreement on June 25, 2008 (the “Implementation Agreement”), which governs their relationship during the period until the Scheme becomes effective, lapses or is withdrawn and which contains certain assurances in relation to the implementation of the Scheme and the conduct of the Company’s business up to the date on which the Scheme becomes effective in accordance with its terms.
Under the terms of the Scheme, the Company shareholders will be entitled to receive $4.05 in cash per ordinary share of €0.0025 par value of the Company (each, a “Share”) in return for the cancellation of their Shares (the “Consideration”), excluding shares held by Progress Software or any of its wholly-owned subsidiaries. The Consideration values the entire issued and to be issued share capital of the Company at approximately $161.7 million.
The implementation of the Scheme and the acquisition is conditional, among other things, upon:
▪	the Scheme becoming effective and unconditional by not later than December 15, 2008 (or such later date as SPK and the Company may, with (if required) the consent of the Irish Takeover Panel (the “Panel”), agree and (if required) the High Court of Ireland (the “High Court”) may allow);

▪	the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations thereunder;

▪	the approval by a majority in number of the Company shareholders representing three-fourths (75 percent) or more in value of the Shares held by such holders present and voting either in person or by proxy, at the meeting or meetings of the Company shareholders (and any adjournment thereof) convened by order of the High Court pursuant to Section 201 of the Companies Act to consider and, if thought fit, approve the Scheme (with or without amendment) (the “Court Meeting”);

▪	the passing of such resolutions (the “Resolutions”) as are required to approve or implement the Scheme at the extraordinary general meeting of the Company shareholders to be convened in connection with the Scheme (the “Extraordinary General Meeting”), expected to be held on the same day as the Court Meeting as soon as it is concluded or adjourned (and any adjournment thereof);

▪	the sanction of the Scheme and confirmation of the reduction of capital involved therein by the High Court and the delivery of an office copy of the order or orders of the High Court sanctioning the Scheme under Section 201 of the Companies Act and confirming the reduction of capital that forms part of it under Sections 72 and 74 of the Companies Act (the “Court Order”) and the minute required by Section 75 of the Companies Act to the Registrar of Companies in Dublin, Ireland (the “Registrar of Companies”) and the registration of such Court Order and minute by the Registrar of Companies; and

▪	the conditions, which are not otherwise identified above, being satisfied or waived on or before the sanction of the Scheme by the High Court pursuant to Section 201 of the Companies Act.
Expenses Reimbursement Agreement
In connection with the Acquisition, the Company also entered into an Expenses Reimbursement and Non-Solicitation Agreement with SPK, dated as of June 25, 2008 (the “Expenses Reimbursement Agreement”), the terms of which have been approved by the Panel. Under the Expenses Reimbursement Agreement, the Company has agreed to pay specific quantifiable third-party costs and expenses incurred by SPK in connection with the acquisition in the circumstances outlined below. The liability of the Company to pay these amounts is limited to a maximum amount equal to one percent (1%) of the aggregate value of the number of Shares which are the subject of the acquisition multiplied by the Consideration. The circumstances in which such payment will be made include:
▪	if the Board of Directors of the Company, or any one or more members thereof, withdraws or adversely modifies its/their recommendation of the Scheme or recommends (or indicates or announces an intention to recommend) a competing offer or scheme;

▪	the Company withdraws the Scheme or materially alters any term of the Scheme or takes or omits to take any action in breach of the Implementation Agreement, the result of which is to prevent the Company’s shareholders from voting at any meetings to approve the Scheme; or

▪	if prior to the Scheme lapsing or being withdrawn, a competing offer or offers or scheme or schemes are announced and any such offer or scheme becomes effective or unconditional within 12 months of that announcement.
The non-solicitation undertaking under the Expenses Reimbursement Agreement provides that, until the earlier of December 15, 2008 and the date on which the Scheme becomes effective (or lapses or is withdrawn), the Company has agreed that, subject to the fiduciary duties of the Company’s Board of Directors, no member of the Company, its subsidiaries and associated undertakings, or any of their respective directors, officers, employees or advisers, shall, among other things, solicit interest or initiate discussions or negotiations with any person with a view to that person acquiring control (as defined in the Irish Takeover Panel Act, 1997, Takeover Rules 2007 and the Irish Takeover Panel Act, 1997, Substantial Acquisition Rules 2007 (where applicable) (collectively, the “Takeover Rules”)) of the Company. Except to the extent required by the Takeover Rules or the Panel, the Company has also agreed to inform and keep informed SPK of any inquiry with respect to or that would reasonably be expected to lead to a competing offer, the material terms of such competing offer and the identity of the person making any such inquiry or proposing a competing offer.

Limited Guaranty
In connection with the Acquisition, Progress Software has delivered a Deed of Limited Guaranty and Indemnity, dated as of June 25, 2008 (the “Guaranty”), pursuant to which Progress Software, as principal obligor, has guaranteed to the Company the due and punctual payment and performance of all the obligations of SPK (and its successors and assigns) under the Implementation Agreement, provided that the maximum amount payable by Progress Software to the Company shall not exceed US$161.7 million.
Voting Agreements
In connection with the Implementation Agreement, each member of the Board of Directors of the Company has delivered to SPK a Voting Undertaking, dated as of June 25, 2008 (the “Company Voting Agreements”), pursuant to which such directors have agreed, subject to certain exceptions, to vote or cause to be voted, at the Company’s shareholder meeting, all of the Shares beneficially owned by such directors in favor of the Scheme and the Acquisition. These irrevocable undertakings, once given, will lapse in the event that the Acquisition and the Scheme lapse or are withdrawn, the resolutions are not passed at the Extraordinary General Meeting and the Court Meeting, the High Court declines or refuses to sanction the Scheme (unless the Company and SPK agree that the decision of the High Court shall be appealed and, if so appealed, a final non-appealable order, decree, judgment, or ruling has been issued), the Scheme does not become effective on or before December 15, 2008, a firm intention to make higher competing offer is announced pursuant to Rule 2.5 of the Takeover Rules, the Board of Directors of the Company withdraws its recommendation to the Company shareholders to vote in favor of the Scheme, or SPK announces that it will not proceed with the Acquisition.
Furthermore, Progress Software Corporation, a Delaware corporation and wholly owned subsidiary of Progress Software (“Progress SC”), has delivered to SPK and the Company a Voting Undertaking, dated as of June 25, 2008 (the “Progress SC Voting Agreement”), pursuant to which Progress SC has irrevocably committed to SPK and the Company not to vote its shares at the Court Meeting and to vote such shares in favour of the resolutions to be considered at the Extraordinary General Meeting.
The foregoing descriptions are qualified in their entirety by reference to the Implementation Agreement, the Expenses Reimbursement Agreement, the Guaranty, the Company Voting Agreements, the Progress SC Voting Agreement, and the Rule 2.5 Announcement, copies of which are attached hereto as Exhibits 2.1, 10.1, 10.2, 99.1, 99.2 and 99.3, respectively, and are incorporated into this report by this reference.
Further, in connection with the Acquisition and the Scheme, the Company and Progress Software have issued a joint press release, which is filed as Exhibit 99.4 hereto and is incorporated herein by reference.
Important Additional Information and Where to Find It
In connection with the Acquisition, the Company intends to file with the Securities and Exchange Commission and mail to its shareholders a proxy statement (comprising the Scheme Document, as defined in the Implementation Agreement). Investors and security holders of the Company are urged to read the proxy statement (comprising the Scheme Document) and the other relevant material when they become available because they will contain important information about the Company, SPK, Progress Software and the proposed transaction and related matters.
The proxy statement (comprising the Scheme Document) and other relevant materials (when they become available), and any and all documents filed by the Company and Progress Software with the Securities and Exchange Commission, may be obtained free of charge at the Securities and Exchange Commission’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by the Company by directing a written request to IONA Technologies PLC, c/o IONA Technologies, Inc., 200 West Street, Waltham, Massachusetts 02451, United States of America, Attention: Investor Relations and by Progress Software by directing a written request to Progress Software Corporation, 14 Oak Park Drive, Bedford, Massachusetts 01730, United States of America, Attention: Investor Relations.
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (COMPRISING THE SCHEME DOCUMENT) AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED ACQUISITION.
The Company, SPK and Progress Software and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of the Company in connection with the Acquisition. Information about those executive officers and directors of the Company and their ownership of the Company’s Shares is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the Securities and Exchange Commission on March 14, 2008, and the proxy statement for the Company’s 2008 Annual General Meeting, which was filed with the Securities and Exchange Commission on April 29, 2008, and is supplemented by other public filings made, and to be made, with the Securities and Exchange Commission. Information about those executive officers and directors of Progress Software is set forth in Progress Software’s Annual Report on Form 10-K for the year ended November 30, 2007, which was filed with the Securities and Exchange Commission on January 29, 2008, the proxy statement for Progress Software’s 2008 Annual Meeting, which was filed with the Securities and Exchange Commission on March 24, 2008, and is supplemented by other public filings made, and to be made, with the Securities and Exchange Commission. Investors and security holders may obtain additional information regarding the direct and indirect interests of the Company, SPK, Progress Software and their respective executive officers and directors in the Scheme by reading the proxy statement (comprising the Scheme Document) and other filings referred to above.
Safe Harbor for Forward-Looking Statements
Certain items in this report may contain forward-looking statements that are based on current expectations or beliefs, as well as assumptions about future events. Forward-looking statements are statements that contain predictions or projections of future events or performance, and often contain words such as “anticipates,” “can,” “estimates,” “believe,” “expects,” “projects,” “will,” “might,” or other words indicating a statement about the future. These statements are based on the Company’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual events to differ materially from those described in the forward-looking statements. Reliance should not be placed on any such statements because of their very nature, they are subject to known and unknown risks and uncertainties and can be affected by factors that could cause them to differ materially from those expressed or implied in the forward-looking statements. The Company can give no assurance that expectations will be attained. Risks, uncertainties and other important factors that could cause actual events to differ materially from those expressed or implied in the forward-looking statements include: uncertainties as to the timing of the closing of the Acquisition; uncertainties as to whether the Company’s shareholders will vote in favor of the Acquisition; the risk that competing offers to acquire the Company will be made; the possibility that various closing conditions for the Acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Acquisition; the effects of disruption from the Acquisition making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the Company’s or Progress Software’s control; transaction costs; actual or contingent liabilities; uncertainties as to whether anticipated synergies will be realized; uncertainties as to whether the Company’s business will be successfully integrated with Progress Software’s business; and other risks detailed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2008 and other reports filed with the Securities and Exchange Commission. Such forward-looking statements speak only as of the date of this report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.
Disclosure Required by the Irish Takeover Rules
The directors of the Company accept responsibility for the information contained in this report. To the best of the knowledge and belief of the directors of the Company (who have taken all reasonable care to ensure such is the case), the information contained in this report is in accordance with the facts and does not omit anything likely to affect the import of such information.
Lehman Brothers Inc., which is regulated under the laws of the United States of America, is acting exclusively for the Board of Directors of the Company and no one else in connection with the Acquisition and will not be responsible to anyone other than the Board of Directors of the Company for providing the protections afforded to clients of Lehman Brothers Inc. or for providing advice in relation to the Acquisition, the contents of this announcement or any transaction or arrangement referred to herein.
Any person who is a holder of 1% or more of the share capital of the Company may have disclosure obligations under Rule 8.3 of the Irish Takeover Rules, effective from the date of the commencement of the offer period in respect of the Acquisition.
Davy Corporate Finance, which is regulated by the Financial Regulator in Ireland, is acting exclusively for IONA and no one else in connection with the Acquisition and will not be responsible to anyone other than IONA for providing the protections afforded to clients of Davy Corporate Finance or for providing advice in relation to the Acquisition, the contents of this filing or any transaction or arrangement referred to herein.
Merrion Stockbrokers Limited, which is regulated by the Financial Regulator in Ireland, is acting exclusively for IONA and no one else in connection with the Acquisition and will not be responsible to anyone other than IONA for providing the protections afforded to clients of Merrion Stockbrokers Limited or for providing advice in relation to the Acquisition, the contents of this filing or any transaction or arrangement referred to herein.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
2.1	Implementation Agreement, dated as of June 25, 2008, by and among SPK Acquisitions Limited, IONA Technologies PLC and, with respect to Section 7.4 and Section 7.7 only, Progress Software Corporation.*

10.1	Expenses Reimbursement and Non-Solicitation Agreement between SPK Acquisitions Limited and IONA Technologies PLC, dated as of June 25, 2008.*

10.2	Deed of Limited Guaranty and Indemnity from Progress Software Corporation, dated as of June 25, 2008.*

99.1	Form of Voting Undertaking from the Board of Directors of IONA Technologies PLC*

99.2	Voting Undertaking from Progress Software Corporation, dated as of June 25, 2008*

99.3	Rule 2.5 Announcement, dated as of June 25, 2008.*

99.4	Press Release issued by IONA Technologies PLC and Progress Software Corporation on June 25, 2008.*

*	Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IONA TECHNOLOGIES PLC

Date: June 25, 2008	By:	/s/ Christopher M. Mirabile
	Name:	Christopher M. Mirabile
	Title:	Chief Financial Officer, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
2.1	Implementation Agreement, dated as of June 25, 2008, by and among SPK Acquisitions Limited, IONA Technologies PLC and, with respect to Section 7.4 and Section 7.7 only, Progress Software Corporation.*

10.1	Expenses Reimbursement and Non-Solicitation Agreement between SPK Acquisitions Limited and IONA Technologies PLC, dated as of June 25, 2008.*

10.2	Deed of Limited Guaranty and Indemnity from Progress Software Corporation, dated as of June 25, 2008.*

99.1	Form of Voting Undertaking from the Board of Directors of IONA Technologies PLC*

99.2	Voting Undertaking from Progress Software Corporation, dated as of June 25, 2008*

99.3	Rule 2.5 Announcement, dated as of June 25, 2008.*

99.4	Press Release issued by IONA Technologies PLC and Progress Software Corporation on June 25, 2008.*

*	Filed herewith.